Exhibit 32.2 - Certification of Principal Financial Officer

CERTIFICATION IN ACCORDANCE WITH

18 U.S.C. SECTION 1350

AS ADOPTED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Internet America, Inc. (the “Company”) for the six months ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jennifer S. LeBlanc, Chief Financial Officer and Chief Accounting Officer of the Company, certify in accordance with 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jennifer S. LeBlanc
Jennifer S. LeBlanc
Chief Financial Officer and Chief Accounting Officer
Date: February 14, 2006